Long-Term Debt	6 Months Ended
Jun. 30, 2017
Debt Disclosure [Abstract]
Long-Term Debt
LONG-TERM DEBT

	As at
	June 30,	December 31,
($ millions)	2017	2016
Long-term debt	20,478	20,246
Long-term classification of credit facility borrowings (Note 15)	779	973
Total long-term debt (Note 14)	21,257	21,219
Less: Deferred financing costs and debt discounts	(145)	(151)
Less: Current installments of long-term debt	(1,186)	(251)
	19,926	20,817

In March 2017 ITC entered into 1-year and 2-year unsecured term loan credit agreements at floating interest rates of a one-month LIBOR plus a spread of 0.90% and 0.65%, respectively. As at June 30, 2017, borrowings under the term loan credit agreements were US$200 million ($268 million) and US$50 million ($67 million), respectively, representing the maximum amounts available under the agreements. The net proceeds from these borrowings were used to repay credit facility borrowings and for general corporate purposes.

In April 2017 ITC issued 30-year US$200 million ($268 million) 4.16% secured first mortgage bonds. The net proceeds from the issuance were used to repay credit facility borrowings and for general corporate purposes.

In March and May 2017, Caribbean Utilities issued US$60 million ($80 million) of unsecured notes in a dual tranche of 15-year US$40 million ($54 million) at 3.90% and 30‑year US$20 million ($26 million) at 4.64%, respectively. The net proceeds from the issuances were used to finance capital expenditures and repay short-term borrowings.

In June 2017 Newfoundland Power issued 40-year $75 million 3.82% first mortgage sinking fund bonds. The net proceeds from the issuance were used to repay credit facility borrowings and for general corporate purposes.